UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 2, 2014

EQUIFAX INC.

(Exact name of registrant as specified in Charter)

Georgia	001-06605	58-0401110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (404) 885-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Equifax Inc. (the “Company”) was held on May 2, 2014. There were 121,863,151 shares of common stock outstanding and entitled to be voted, and 110,529,753 of those shares (90.69% of the outstanding shares on the March 4, 2014 record date for the Annual Meeting) were represented in person or by proxy at the Annual Meeting.

Three items of business were acted upon by the shareholders of the Company at the Annual Meeting:

1.	The election of ten directors to serve until the 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2. 3.

Ratification of the action of the Audit Committee of the Board of Directors appointing Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2014;

An advisory vote to approve named executive officer compensation as disclosed in the proxy statement filed with the Securities and Exchange Commission on March 18, 2014 (the “Proxy Statement”) relating to the Annual Meeting.

The shareholders elected all ten of the Company’s nominees for director; ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014; and approved the advisory vote on named executive officer compensation.

1.	Election of Directors:
	Shares For	Shares Against	Shares Abstaining

James E. Copeland, Jr.	99,489,926	1,920,520	612,384
Robert D. Daleo	95,600,898	5,808,272	613,660
Walter W. Driver, Jr.	85,800,256	15,607,974	614,600
Mark L. Feidler	100,494,719	1,057,013	471,098
L. Phillip Humann	93,936,433	7,141,556	944,841
Robert D. Marcus	100,970,663	573,465	478,702
Siri S. Marshall	94,442,087	7,135,968	444,775
John A. McKinley	100,080,794	1,334,494	607,542
Richard F. Smith	98,611,525	2,435,743	975,562
Mark B. Templeton	95,533,071	5,829,944	659,815

There were 8,506,923 broker non-votes with respect to each director nominee listed above.

Accordingly, each of the ten nominees received a majority of the votes cast in favor of that director’s election and was elected.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	107,697,519
Votes Against	2,069,756
Abstentions	762,478

There were no broker non-votes on this proposal.

Accordingly, a majority of the votes cast on the ratification of the auditors were in favor of the proposal and the appointment of Ernst & Young LLP as independent auditors for 2014 was ratified.

3.	Advisory Vote on Named Executive Officer Compensation:

Votes For	75,446,330
Votes Against	25,755,011
Abstentions	821,489

There were 8,506,923 broker non-votes on this proposal.

Accordingly, a majority of the votes cast on the advisory vote to approve named executive compensation were in favor of approval of the Company’s named executive officer compensation as disclosed in the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

Dated: May 7, 2014

/s/ Dean C. Arvidson
Dean C. Arvidson
Senior Vice President and
Corporate Secretary

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